UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2024
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Mirum Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38981	83-1281555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

989 East Hillsdale Boulevard Suite 300
Foster City, California		94404
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:(650) 667-4085
950 Tower Lane, Suite 1050
Foster City, California
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MIRM	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 5, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 10, 2024, the record date for the Annual Meeting, 47,118,397 shares of common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.
Proposal 1. Election of Directors
The Company’s stockholders elected the three persons listed below as Class II directors, each to serve until the Company’s 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Laurent Fischer, M.D.	19,162,293	14,762,966	3,790,601
Patrick Heron	24,363,371	9,561,888	3,790,601
Saira Ramasastry, MS, M.Phil.	25,853,444	8,071,815	3,790,601
Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the selection by the Audit Committee of the Company’s Board of Directors (the “Board”) of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The final voting results are as follows:

Votes For	Votes Against	Abstentions
37,536,300	36,362	143,198
Proposal 3. Advisory Vote on Executive Compensation
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the Annual Meeting. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,709,274	1,125,532	90,453	3,790,601
Proposal 4. Advisory Vote on the Frequency of Solicitation of Advisory Stockholder Approval of Executive Compensation
The Company’s stockholders indicated, on an advisory basis, that the preferred frequency of the stockholder advisory vote on the compensation of the Company’s named executive officers is every one year. The final voting results are as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
33,796,383	16,060	11,772	101,044	3,790,601
Based upon the foregoing results of Proposal 4, and consistent with the Board’s recommendation, the Board has determined that advisory votes on executive compensation will be submitted to stockholders on an annual basis until the next required vote on the frequency of such votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mirum Pharmaceuticals, Inc.

Date: June 6, 2024	By:	/s/ Christopher Peetz
Christopher Peetz
Chief Executive Officer